UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2012

UNITED RENTALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, Connecticut		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2012, United Rentals, Inc. (the “Company”) announced the appointment of Matthew J. Flannery as executive vice president and chief operating officer, effective on April 30, 2012 upon the closing of the Company’s merger with RSC Holdings Inc. Mr. Flannery, 47, previously served as the Company’s executive vice president—operations and sales since April 2011. He has extensive experience in all areas of the Company’s operations, having previously served as senior vice president—operations east, and as a regional vice president in aerial operations. Mr. Flannery has also served as a district manager, district sales manager and branch manager of the Company. He has more than two decades of sales, management and operations experience in the rental industry. Mr. Flannery joined the Company in 1998 as part of the Company’s acquisition of Connecticut-based McClinch Equipment.

A copy of the press release announcing Mr. Flannery’s appointment is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On May 4, 2012, the Company issued a press release announcing that it will participate in the Oppenheimer 7th Annual Industrials Conference on Wednesday, May 16, 2012. At the conference, Michael Kneeland, chief executive officer of the Company, and William Plummer, chief financial officer, will present information regarding the Company, which may include a discussion of the Company’s business, financial performance and forward-looking information. The presentation is scheduled to begin at 9:20 a.m., Eastern Time.

The presentation will be broadcast live via the following link:

http://www.veracast.com/webcasts/opco/industrials2012/24203318.cfm.

The archived webcast will be available for 30 days following the conference directly through the Company’s website, www.ur.com. A copy of the press release is attached hereto as Exhibit 99.2.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this Item 7.01, including Exhibit 99.2 attached hereto, of any information does not constitute an admission that such information is material.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of United Rentals, Inc. dated May 3, 2012.

99.2	Press Release of United Rentals, Inc. dated May 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2012

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name: Jonathan M. Gottsegen
Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of United Rentals, Inc. dated May 3, 2012.

99.2	Press Release of United Rentals, Inc. dated May 4, 2012.